Business combination	12 Months Ended
Dec. 31, 2022
Business combination
Business combination

9.    Business combination

(a)   LLC “Skillaz”

As at December 31, 2020 the Group had 25.01% ownership interest and option contracts to purchase an additional 40.01% ownership interest in LLC “Skillaz”, a Russian HR technology company which automates routine recruitment processes by implementing complex built-to-suit integration projects (“Skillaz”).

As of March 31, 2021, based on performance of Skillaz in the first quarter of 2021, its business plan and the resulting projected future cash flows, the exercise of the call options became beneficial for the Group. Given that the Group was exposed to variable returns from its involvement with the investee, as well as had the ability to use its power over the investee to affect the amount of those returns via potential substantive rights, the Group determined that it had obtained control over Skillaz as at March 31, 2021.

Accordingly, the Group ceased to account for its investment in Skillaz under the equity method and consolidated Skillaz as a subsidiary since March 31, 2021. For the purposes of the below disclosures the “acquisition date” is March 31, 2021.

On May 25, 2021 Board of Directors approved the exercise of the option contracts. On May 26, 2021 the option contracts were exercised.

The Group’s previously held interest in Skillaz was measured at fair value as at the acquisition date, and the corresponding gain of 223,308 was recognized in the “Gain on remeasurement of previously held interest in equity accounted investees” line in the consolidated statement of income and comprehensive income for the year ended December 31, 2021.

Movement in the Group’s previously held interest in Skillaz:

Previously held interest at the equity method as at December 31, 2020	129,666
Share of loss of equity-accounted investees (net of income tax)	(4,864)
Previously held interest at the equity method at control acquisition date	124,802
Fair value of previously held interest at control acquisition date	348,110
Gain on remeasurement of previously held interest at the fair value	223,308

Consideration transferred

The following table summarises the acquisition date fair value of each major class of consideration transferred:

Cash consideration paid	622,732
The control acquisition date fair value of the Group’s previously held interest	348,110
Financial assets at fair value through profit or loss	59,999
Total consideration transferred	1,030,841

Cash outflow related to the acquisition for the year ended December 31, 2021 was as follows:

Cash consideration transferred	(622,732)
Cash acquired	66,524
Net cash outflow on acquisition	(556,208)

The fair value of the call option was 59,999 at acquisition date (as of December 31, 2020 - 25,491). The corresponding gain of 34,508 is included within “Finance income” in the consolidated statement of income and comprehensive income for the year ended December 31, 2021 (see Note 13(a)). Key assumptions used in the Black Scholes Merton (“BSM”) pricing model were as follows:

a)	as at December 31, 2020: expected volatility - 38%, risk-free interest rate - 3.9%
b)	at control acquisition date: expected volatility - 38%, risk-free interest rate - 4.8%

Identifiable assets acquired and liabilities assumed

As of December 31, 2021 the Group finalised purchase price allocation for Skillaz acquisition. The fair values of the identifiable assets and liabilities as at the date of control acquisition were as follows:

Assets
Intangible assets	609,420
Property and equipment	3,436
Trade and other receivables	3,223
Prepaid expenses and other current assets	3,555
Loans issued	3,224
Cash and cash equivalents	66,524
689,382
Contract liabilities (non-current)	134,004
Contract liabilities (current)	36,908
Trade and other payables	40,362
Loans and borrowings	50,000
261,274
Total net assets	428,108
The amount of non-controlling interest measured at the proportionate share of the identifiable net assets	(149,752)
Goodwill arising on acquisition	752,485
Purchase consideration	1,030,841

Goodwill is mainly attributable to the potential of Skillaz to further enhance its position in the Applicants Tracking Systems market, as well as prospects of potential synergies expected to arise in the future and are not separately recognised. Goodwill is equal to the difference between fair value of net assets acquired in the business combination excluding the amount of non-controlling interest measured at the proportionate share of the identifiable net assets and the purchase consideration transferred. Goodwill is allocated predominantly to Skillaz CGU. Goodwill is not expected to be deductible for income tax purposes.

The recoverable amount of Skillaz CGU represented its fair value less costs of disposal on the basis of company valuation performed by external appraisers as part of the acquisition accounting (Level 3) as at acquisition date. The key assumptions used in the fair value estimation represented management’s assessment of future trends in CGU’s business and were based on the relevant external and internal historical data. Cash flows were projected based on past experience, actual operating results and the CGU’s five-year business plan and based on the following key assumptions: revenue annual average growth rate, terminal growth rate and discount rate. The pre-tax discount rate applied to the cash flow projections is 21.3%, the terminal growth rate for the free cash flows is 2.5% and the average annual revenue growth rate in the five-year period is 45.7%. When estimating the fair value of previously held interest in Skillaz as at acquisition date, discount fоr the lack of control of 12.8% was applied to the company valuation.

The Group determined the fair value of Skillaz’s software, non-contractual customer relationships and other intangible assets and recognized them as intangible assets of 609,420. Skillaz applies a tax exemption under Russian tax legislation which is expected to be in force during the useful lives of all net assets identified. Therefore, no deferred tax liability is assumed on the difference between the fair value and the tax base of the intangible assets identified.

The fair value of the trade and other receivables is 3,223. The gross amount of trade receivables is 8,004 and bad debt provision is recognized of 4,781.

Measurement of fair values

The fair values of the material assets acquired have been calculated using the following valuation techniques (Level 3 of fair value hierarchy):

Assets acquired	Valuation technique
Developed software

Multi-period excess earnings method: The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the asset, by excluding any cash flows related to contributory assets.

Non-contractual customer relationships

Multi-period excess earnings method: The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.

The Group exercised significant judgments in the accounting for the business combination. The most significant judgments related to the determination of fair values of intangible assets and their estimated useful lives. In determining the fair values of the intangible assets management made assumptions on the timing and the amounts of the Skillaz’ future cash flows, applicable growth rates and discount factors.

For the period from March 31, 2021 till December 31, 2021 Skillaz contributed revenue of RUB 255 million and net loss before tax of RUB 200 million of the Group’s results. If the combination had occurred on January 1, 2021, revenue from continuing operations of the Group for the year ended December 31, 2021 would have been approximately RUB 16,039 million and profit before tax from continuing operations for the Group would have been approximately RUB 6,821 million. In determining these amounts, management assumed that the fair value adjustments, that arose on the date of acquisition, would have been the same if the acquisition had occurred on January 1, 2021.

Acquisition of additional interest in Skillaz

On June 28, 2021 the Group increased its share in Skillaz by 9.97% to 74.99% for total cash consideration of 155,177. The difference between the amount by which the non-controlling interests are adjusted, and the fair value of the consideration paid of 123,010 was reflected in the retained earnings attributable to the owners of the Group in the consolidated statement of changes in equity for the year ended December 31, 2021.

(b)   LLC “Zarplata.ru”

On December 25, 2020, the Group acquired 100% of the issued charter capital and voting interests of LLC Zarplata.ru (“Zarplata”) from Hearst Shkulev Digital Regional Network B.V. Zarplata is a job classified platform operating in certain Russian regions, such as Siberia and the Urals. It was formed by consolidating local city portals, which has created high local brand recognition and means that Zarplata has a significant share of organic traffic.

The net assets of Zarplata recognised in the consolidated financial statements for the year ended December 31, 2020 were based on a provisional assessment of their fair value.

During the year ended December 31, 2021 the Group finalised the purchase price allocation for acquisition of Zarplata. Management has engaged independent experts to assist the Group in its determination of the final fair values of the assets acquired.

As a result, the valuation of the non-contractual customer relationships was updated and the acquisition date fair value of non-contractual customer relationships was 528,772, a decrease of 53,694 over the provisional value. The calculation of the tax base of acquired intangible assets was updated, which resulted in a decrease in the deferred tax liability of 47,818. There was also a corresponding increase in goodwill of 5,876, resulting in 2,918,486 of total goodwill arising on the acquisition.

The 2020 comparative information was revised to reflect the adjustment to the provisional amounts. The decreased amortisation charge on the non-contractual customer relationships from the date of acquisition to December 31, 2020 was not material.

The final fair values of the identifiable assets and liabilities of Zarplata at the date of acquisition were as follows:

Fair values
Assets
Intangible assets	1,094,227
Property and equipment	10,601
Deferred tax assets	8,420
Trade and other receivables	6,746
Indemnification asset	186,473
Prepaid expenses and other current assets	42,125
Cash and cash equivalents	95,701
1,444,293
Liabilities
Contract liabilities	74,731
Trade and other payables	27,210
Income tax payable	86,695
Provisions	488,646
Deferred tax liability	180,791
858,073
Goodwill	2,918,486
Purchase consideration	3,504,706

The goodwill represents potential of Zarplata to further enhance its position in Russian regions, as well as the value of any synergies expected to arise in the future that are not separately recognised. Goodwill is equal to the difference between fair value of net assets acquired in the business acquisition and the purchase consideration transferred. Goodwill is allocated predominantly to Zarplata CGU. Goodwill recognised is not expected to be deductible for income tax purposes.

The Group incurred acquisition-related costs of 51,665 presented by external legal fees and due diligence costs. These costs were included in ‘Operating costs and expenses (exclusive of depreciation and amortization)’ in the consolidated statement of income and comprehensive income for the year ended December 31, 2020.

Consideration transferred

Cash paid	3,100,000
Contingent consideration payable	404,706
Total consideration transferred	3,504,706

Cash outflow related to the acquisition for the year ended December 31, 2020 was as follows:

Cash consideration transferred	(3,100,000)
Cash acquired	95,701
Net cash outflow on acquisition	(3,004,299)

The fair value of contingent consideration payable as at acquisition date consists of (a) 216,764 payable subject to customary closing conditions, and (b) 187,942 payable over 4-year period subject to certain historical tax risks identified in Zarplata not being realised.

To determine the fair value of the consideration stipulated in item (b), we discounted future cash flows over the 4-year period. The fair value of the consideration payable stipulated in item (b) as at acquisition date is 187,942. The undiscounted value of the consideration payable stipulated in item (b) as at acquisition date is 203,796.

The customary closing conditions were fulfilled and the payment of 216,764, which is stipulated in item (a), was settled as of March 31, 2021. Also the payments stipulated in item (b), were settled in February 2021 of 17,000 and in February 2022 of 68,183, as the specified tax risks have not been realised. The fair value of the consideration payable stipulated in item (b) as at reporting date is 109,377 (as of December 31, 2021 - 177,503). The undiscounted value of the consideration payable stipulated in item (b) as at reporting date is 111,570 (as of December 31, 2021 – 185,111).

Based on current assessment of the historical tax risks, as at December 31, 2022 it is probable that the outstanding amount payable in item (b) will be settled.

The Group determined the fair value of Zarplata’s software, trademarks, client base, CV database and recognized as intangible assets as 1,094,227.

The fair value of the trade and other receivables is 6,746. The gross amount of trade receivables is 8,760 and it is expected that the full contractual amounts can be collected.

Deferred tax liability represents deferred tax on the temporary difference related to identified intangible assets.

The Company identified certain tax risks pertaining to Zarplata.ru and the unfavorable outcome of most of them is assessed as possible, while others are considered as probable. The share purchase agreement commits the seller to reimburse part of the losses incurred, suffered or sustained by the Company in respect of this matter during the four years from the date of the agreement. The Company made a provision for these tax risks, both probable and possible (included in Income tax payable and Provisions), of 586,100 as at acquisition date and 207,062 as of December 31, 2022 (as of December 31, 2021 – 432,626) and a related indemnification asset at fair value of 186,473 as at acquisition date and 47,884 as of December 31, 2022 (as of December 31, 2021 - 117,844). The write-off of tax risks (other than income tax) and related indemnity of 138,964 for the year ended December 31, 2022 is included in “Other income” in the consolidated statement of comprehensive income (for the year ended December 31, 2021 – 91,461).

If the combination had occurred on January 1, 2020, revenue from continuing operations of the Group for the year ended December 31, 2020 would have been approximately RUB 9,062 million, and profit before tax from continuing operations for the Group would have been approximately RUB 2,562 million. In determining these amounts, management assumed that the fair value adjustments, that arose on the date of acquisition, would have been the same if the acquisition had occurred on January 1, 2020.

Measurement of fair values

The fair values of the material assets acquired have been calculated using the following valuation techniques (Level 3 of fair value hierarchy):

Assets acquired	Valuation technique
Trademark and domain names	Relief-from-royalty method: The relief-from-royalty method considers the discounted estimated royalty payments that are expected to be avoided as a result of the patents or trademarks being owned.
Non-contractual customer relationships

Multi-period excess earnings method: The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.

CV Database	Cost method: This approach seeks to determine how much an asset would cost to replace.
Websites	Cost method: This approach seeks to determine how much an asset would cost to replace.

The Group exercised significant judgments in the accounting for the business combination. The most significant judgments related to the determination of fair values of intangible assets and their estimated useful lives as well as fair values of income tax and other taxes provisions and related indemnification asset. In determining of the fair values of the intangible assets management made assumptions on the timing and the amounts of the Zarplata’s future cash flows, applicable growth rates and discount factors, expected attrition rates of the customer relationships and comparable royalty rates for similar businesses. In determining fair values of tax provisions, deferred tax liabilities and indemnification asset management made assumptions in relation to probability, base amounts and applicable rates of taxation. Certain key assumptions are further disclosed in Note 16.